UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

December 30, 2020

Date of Report (date of earliest event reported)

OLD COPPER COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-15274	26-0037077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6501 Legacy Drive Plano, Texas	75024-3698
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 431-1000

J. C. Penney Company, Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 30, 2020, the following members of the board of directors (the “Board”) of Old COPPER Company, Inc. (f/k/a J. C. Penney Company, Inc.) (the “Company”) resigned from the Board, effective December 31, 2020: B. Craig Owens, Lisa Payne, Leonard Roberts, Javier Teruel and Ronald Tysoe. Such resignations were not the result of any disagreement with the Company or the Board on any matter relating to the Company’s operations, policies or practices.

Also on December 30, 2020, the following officers resigned from their respective positions with the Company, effective December 31, 2020: Jill Soltau, Chief Executive Officer; Bill Wafford, Executive Vice President, Chief Financial Officer; and Steve Whaley, Principal Accounting Officer and Controller. After the effectiveness of such resignations, the sole remaining officers of the Company are Alan Carr, Chief Restructuring Officer and Vice President, and Steven Panagos, Secretary.

On December 30, 2020, Messrs. Carr and Panagos were appointed to the Board. There are no arrangements or understandings between either Mr. Carr or Mr. Panagos and any other person pursuant to which either of them were appointed as directors, and there are no current or proposed transactions in which either Mr. Carr or Mr. Panagos has or will have a direct or indirect material interest and in which the Company is or will be a participant that require disclosure pursuant to Item 404(a) of Regulation S-K.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously reported, on December 7, 2020, the Company and certain of its subsidiaries completed their sale (the “OpCo 363 Sale”) of substantially all of the retail and operating assets (other than certain properties as previously disclosed) of the Company and its subsidiaries.

In connection with the consummation of the OpCo 363 Sale, on December 30, 2020, the Board approved an amendment (the “Certificate of Amendment”) to the Company’s restated certificate of incorporation to change the name of the Company from J. C. Penney Company, Inc. to Old COPPER Company, Inc. On December 30, 2020, the Company filed the Certificate of Amendment with the Secretary of State of the State of Delaware, and the Certificate of Amendment became effective on such date. A copy of the Certificate of Amendment is filed herewith as Exhibit 3.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibit 3.1	Certificate of Amendment

	Exhibit 104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD COPPER COMPANY, INC.

By:	/s/ Alan Carr
Alan Carr
Chief Restructuring Officer and Vice President

Date: December 31, 2020